Filed pursuant to Rule 497(e)
Registration Nos. 333-56018; 811-10303

Buffalo Funds

Supplement dated May 28, 2015
to the
Statement of Additional Information (“SAI”) dated July 29, 2014, as previously supplemented

Mr. Thomas S. Case retired as a Trustee of the Funds effective as of May 22, 2015.  All references to Thomas S. Case in the SAI are hereby deleted.  Also on May 22, 2015, the Board of Trustees (the “Board”) of Buffalo Funds (the “Trust”) appointed Mr. Fred Coats as the Trust’s Chief Compliance Officer and Mr. Edward L. Paz as the Trust’s Secretary, effective as of the same date.

The following disclosures in the section of the Fund’s SAI entitled “Management of the Funds”, as previously supplemented, are hereby revised to read as follows:

MANAGEMENT OF THE FUNDS

Board of Trustees

Board Leadership Structure

The Board of Trustees is comprised of two Non-Interested Trustees – Mr. J. Gary Gradinger and Mr. Philip J. Kennedy – and two Interested Trustees – Mr. Joseph C. Neuberger and Mr. Clay E. Brethour.  The Trust’s Chairman, Mr. Neuberger, is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, which acts as principal underwriter to the Funds.  Mr. Neuberger also serves as the Executive Vice President of the Funds’ transfer agent.  Mr. Brethour is an interested person of the Trust by the virtue of his employment by the Advisor.  The Trust has not appointed a lead Non-Interested Trustee.

The Board of Trustees has established two standing committees – the Audit Committee and the Nominating Committee.  All Non-Interested Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Non-Interested Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.  In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Non-Interested Trustees on the Nominating Committee select and nominate all candidates for Non-Interested Trustee positions.

Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below.  The Board of Trustees reviews its leadership structure regularly.  The Board of Trustees believes that its leadership structure is appropriate and effective in light of the size of the Trust, the nature of its business and industry practices.

The Board of Trustees’ role is one of oversight rather than day-to-day management of the Funds.  The Trust’s Audit Committee assists with this oversight function.  The Board of Trustees’ oversight extends to the Trust’s risk management processes.  Those processes are overseen by Trust officers, including the President and Treasurer, Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

The Advisor reports to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Funds and the Trust as a whole.  The Advisor reports to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds.

The Board of Trustees has appointed the CCO who reports directly to the Board of Trustees and who participates in the Board of Trustees’ regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO regularly discusses risk issues affecting the Trust and the Funds during Board of Trustee meetings.  The CCO also provides updates to the Board of Trustees on the operation of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event any material risk issues arise in between Board meetings.

The Trust is governed by the Board of Trustees that is responsible for protecting the interests of Fund shareholders under the laws of Delaware.  The Trustees are experienced business persons, who meet throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and to review performance.  The officers of the Trust are responsible for supervising the Funds’ business operations, but the Funds are managed by the Advisor, subject to the supervision and control of the Board of Trustees.

Trustees and Officers

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INTERESTED TRUSTEES(1)
Joseph C. Neuberger (53) 615 East Michigan Street, Milwaukee, WI 53202	Trustee Chairman	Indefinite term and served since May 2003. One year term and served since May 2003.	Executive Vice President, U.S. Bancorp Fund Services, LLC 1994 – present.	10	Trustee, USA MUTUALS (an open-end investment company with three portfolios); Trustee, Trust for Professional Managers (an open-end investment company with thirty-eight portfolios)
Clay E. Brethour (46) 5420 West 61st Place Shawnee Mission, KS 66205	Trustee President and Treasurer	Indefinite term and served since August 2013 One year term and served since September 2014.	Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 2000 – present.	10	None

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
NON-INTERESTED TRUSTEES
J. Gary Gradinger (72) Golden Star Inc. 6445 Metcalf Avenue Overland Park, KS 66202	Trustee	Indefinite term and served since February 2001.	Chairman and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products) 1969 – present.	10	Director, MGP Ingredients, Inc. (a food ingredients company)
Philip J. Kennedy (70) 116 Hermitage Hills Boulevard Hermitage, PA 16148	Trustee	Indefinite term and served since May 1995.	Business Consultant and C.P.A. Finance and Accounting Professor, Penn State Shenango (2001 – 2011).	10	None
OFFICERS
Fred Coats (50) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since May 2015	Chief Compliance Officer, Kornitzer Capital Management, Inc. (management company) May 2015 – present; Private Practice Attorney May 1993 – present.	N/A	None
Edward L. Paz (44) 615 East Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since May 2015	Vice President, U.S. Bancorp Fund Services, LLC 2007 – present.	N/A	N/A

(1)
Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the 1940 Act.  Mr. Neuberger is an interested person of the trust by virtue of the fact that he is an interested person of Quasar Distributors LLC, the Funds’ principal underwriter.  Mr. Brethour is an interested trustee due to his employment by the Advisor.

Please retain this supplement with your SAI.